                                AIM CHARTER FUND


[AIM LOGO APPEARS HERE]        SEMIANNUAL REPORT                  APRIL 30, 1998

                       ----------------------------------

                                AIM CHARTER FUND

                           For shareholders who seek

                         growth and income by investing

                       primarily in stocks of large-cap,

                            well-run companies with

                            a history of stable and

                               improving earnings

                            and generally increasing

                               dividend payouts.

                       ----------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Charter Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflect the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class C shares have been offered for less than one year, all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o The Fund's average annual total returns, including sales charges, for periods ended 3/31/98, (the most recent calendar quarter end) are as follows. For Class A shares, one year, 33.05%; five years, 16.56%; 10 years, 17.13%. Class B shares, one year, 34.85%; since inception (6/15/95) 23.54%. Class C shares produced cumulative total return of 9.13% from their inception (8/4/97) through 3/31/98.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average is a price-weighted average of 30 actively traded primarily industrial stocks.
o Standard & Poor's Corporation (S&P) is a credit-rating agency. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The unmanaged Lipper Growth and Income Fund Index represents an average of the performance of the 30 largest growth-and-income funds. It is compiled by Lipper Analytical Services, Inc., an independent mutual funds performance monitor. Results shown reflect reinvestment of dividends.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                   Dear Fellow Shareholder:

                   When we last reported to you, for the fiscal year ended
   [PHOTO OF       October 31, 1997, equity markets worldwide had just been
   Charles T.      shaken by the currency crisis in Southeast Asia. By the April
     Bauer,        30, 1998, end of this six-month reporting period, most
  Chairman of      markets had recovered nicely, with domestic equities reaching
  the Board of     new highs and European markets outdoing even the U.S.'s heady
   THE FUND        pace. Only Asian markets remained in the doldrums. Bonds have
 APPEARS HERE]     turned in a solid performance with generous real returns,
                   though not as spectacular as some had predicted when the Asian crisis first broke.
                       Good economic news has been arriving almost daily early
                   in 1998. Inflation and joblessness in the U.S. have been at their lowest levels in decades, consumer confidence at its highest. The economic fundamentals in the U.S. appear sound, and we at AIM remain cautiously optimistic that the current economic expansion, and the buoyant financial markets that accompany it, will continue for the foreseeable future.
    Nevertheless, by the close of this reporting period, many market participants were uneasy. Some worried that economic growth was so robust and labor markets so tight that the Federal Reserve Board would raise interest rates to keep inflation at bay. Historically, it has been events such as a rise in interest rates--or more ominous occurrences such as wars--that have ended bull markets as experienced in this decade. Other participants fretted about signs of speculative fever, particularly in U.S. stock markets, where equity prices continued to rise despite evidence that earnings growth, especially for larger companies, had slowed considerably. All were aware that the Asian story was not yet completed, and no one was certain how serious its ultimate impact would be.

    Of course, this bull market will end one day, and markets became less ebullient shortly after this reporting period closed. In the face of uncertainty, the best course for investors is to remain realistic and ready. The market advances of the past three years have been unprecedented and may have fostered unrealistic expectations among investors. We have never experienced two years in a row of market returns above 30%, let alone three. Investors would do well to remember that the long-term average return for equities is closer to 10% per year.
    A well-diversified portfolio is still one of the most effective tools for coping with shifts in a market's direction because different asset classes and different national markets tend to move independently of one another. Of course, your financial consultant remains your best source of information about how to allocate your investments based on your particular goals and situation.

AIM FURTHER DIVERSIFIES ITS OFFERINGS
Shortly after the close of this reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds. During the next few months, you will be receiving more details about this transaction and the products it adds to The AIM Family of Funds--Registered Trademark--.
    In addition to making a more varied group of investments available to our shareholders, this transaction helps strengthen AIM's position as a major participant in the money-management industry worldwide. Such strength will enable us to continue expanding both the scope of our fund offerings and our menu of services for our shareholders.

YOUR FUND MANAGERS COMMENT
On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the six months covered by this report and give their near-term market outlook. We hope you will find their discussion informative.
    We are pleased to send you this report on your Fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

The Managers' Overview

FUND GENERATES SOLID RETURNS,
ADOPTS MORE CONSERVATIVE STANCE

================================================================================
GROWTH OF NET ASSETS
--------------------------------------------------------------------------------
$4.57          $5.35
BILLION        BILLION

10/31/97       10/31/98
================================================================================

A roundtable discussion with the Fund management team for AIM Charter Fund for the six months ended April 30, 1998.

--------------------------------------------------------------------------------
Q.  HOW DID AIM CHARTER FUND PERFORM DURING THE REPORTING PERIOD?

A. The Fund did very well, once again delivering steady growth and income. For the six months ended April 30, 1998, total return, including reinvestment of quarterly distributions, was 14.01% for Class A shares, 13.58% for Class B shares, and 13.64% for Class C shares. This performance is consistent with the Fund's excellent long-term track record as shown on the following pages. Net assets continued to grow, from $4.57 billion at the opening of the reporting period to $5.35 billion at its close.

Q.  WHAT WERE MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?

A. During the first half of the period, the currency and market crises in Asia dampened stock market performance dramatically. But as the new year unfolded, the markets shrugged off these difficulties. A much-anticipated slowdown in the U.S. economy, predicted to result from the Asian troubles, never materialized. U.S. gross domestic output rose at a 4.8% annual rate during the first quarter of 1998. Inflation, widely believed to result from such robust economic expansion, remained low. The Commerce Department's overall price index rose an annualized 0.9% during the quarter--its slowest rate in 34 years. As worries about Asia receded, the markets resumed their rise. In April, the Dow Jones Industrials closed above the 9200 mark for the first time.
        Fund performance paralleled that of the markets, with most of the growth taking place during the latter half of the reporting period.

Q. SOME OBSERVERS EXPRESS CONCERN ABOUT STOCK PRICES RISING SO MUCH. DO YOU THINK THE MARKET IS TOO HIGH?

A. That is probably impossible to say. While the strength of the U.S. economy provides solid underpinnings for equity performance, we think the market is very expensive by any valuation measure. Especially for very large companies, the so-called "mega-caps" like General Electric, price/earnings ratios have risen dramatically just in the past year or so.
        And this has happened even as earnings growth has leveled off or declined. Average earnings growth for large domestic companies was in the single digits for the first quarter of 1998, compared to double-digits the past few years.

Q.  HAVE YOU CHANGED THE WAY YOU MANAGE THE FUND AS A RESULT?

A. We are becoming a bit more conservative as we see confidence in earnings erode. One step we have taken is raising our stake in convertible securities. With convertibles, you can keep an income-generating interest in a corporation without being exposed to all the fluctuation in the value of the company's common stock.
        Convertible corporate bonds represented more than 9% of the portfolio at the close of the reporting period, up from 8% six months earlier; and convertible preferred stocks were approximately 9% of the portfolio, up from just below 7%.
        To give you a specific example, we owned America Online, Inc. as a common stock six months ago. It was a very successful holding--it almost doubled in the first quarter of 1998. We decided to protect some of our profits and still keep an interest in the company by moving into their convertible securities instead. Other companies whose convertible securities have been very good holdings include WorldCom, Inc. and Continental Airlines.

Q.  WHERE ELSE HAVE YOU FOUND GOOD OPPORTUNITIES?

A. Three areas that have done well for the Fund are the financial sector; communication services; and health-care stocks, particularly pharmaceuticals.

Q. WHY ARE FINANCIAL STOCKS STILL ATTRACTIVE? THEY WERE PROMINENT IN THE PORTFOLIO SIX MONTHS AGO.

A. With financial markets ebullient, interest rates stable, and the trend toward globalization and consolidation unabated, financial stocks have been performing very well, and in many cases their valuations seem much more reasonable than for the market in general. At approximately 24% of net assets, financials represent the largest sector weighting in the portfolio, as they did six months ago.
        Emblematic of what is going on in this field is the merger, announced in April, of insurance giant Travelers Group, Inc. and major money-center banker Citicorp--two stocks in the Fund's portfolio. This largest corporate merger in history aims to meld two financial-services leaders that reported solid earnings for the first quarter of 1998.
        One factor spurring this consolidation wave is the financial burden the Year 2000 problem poses for financial companies. It will be advantageous to spread



          See important fund and index disclosures inside front cover.

PORTFOLIO COMPOSITION

As of 4/30/98, based on total net assets

================================================================================
Top 10 Holdings
--------------------------------------------------------------------------------
1. Philip Morris Companies, Inc.                            3.73%

2. Chase Manhattan Corp. (The)                              2.59

3. Warner-Lambert Co.                                       1.77

4. Pfizer, Inc.                                             1.70

5. WorldCom, Inc.-$2.68 Conv.Dep.Pfd.                       1.66

6. Intel Corp.                                              1.51

7. Service Corp. International                              1.35

8. American International Group, Inc.                       1.23

9. Union Bank of Switzerland (Switzerland)                  1.20

10.Morgan Stanley, Dean Witter, Discover & Co.              1.18
================================================================================

================================================================================
Number of Holdings: 177
--------------------------------------------------------------------------------
Common Stock                                               75.58%

Convertible Bonds                                           9.36

Convertible Preferred Stock                                 9.32

U.S. Government Bonds                                       3.94

Cash & Cash Equivalents                                     1.80

Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================

    those reprogramming costs over as large a base as possible.

Q.  WHAT MAKES COMMUNICATIONS SERVICES A GOOD INVESTMENT?

A. We increased our holdings in this area during the reporting period to about 7.5% of assets. Technical changes and the growth of new services, especially wireless services, characterize the communications sector. It, too, is undergoing a wave of mergers and acquisitions. One of the largest mergers on the table involves rapidly growing WorldCom, Inc. and MCI Communications Corp., both portfolio holdings. Another portfolio holding, SBC Communications Inc., has merger proposals outstanding for two other "Baby Bells," Southern New England Telecom and Ameritech. Such transactions have led to speculation that the old nationwide telephone system may gradually be reassembled piece by piece.

Q.  HEALTH CARE IS STILL A SIGNIFICANT PORTION OF THE PORTFOLIO. WHY?

A. Though reduced slightly over the six-month reporting period, our health-care holdings are still large: about 14% of assets. Consolidation and cost cutting in the health-care sector have been benefiting profit margins for service providers, and a number of HMOs and other care providers were able to raise premiums recently for the first time in years.
        Underlying the improved profit picture of many health-care providers are systems improvements such as those provided by portfolio holding HBO & Company. HBO produces software that integrates health-care information so that patient information, for example, can move seamlessly among doctors' offices, hospitals and other providers, and insurance companies.
        Another positive factor has been the FDA's gradual streamlining of filing and approval systems. This has been welcomed by pharmaceutical firms, especially those with new products or drug delivery systems. A steady stream of new pharmaceutical products has been a significant contributor to this sector's recent good performance. Portfolio holding Warner-Lambert Co. recently received "fast track" FDA approval for two new products: the cholesterol reducer Lipitor and the diabetes treatment Rezulin.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Toward the close of the reporting period, there were some cautionary signs for a few of our major holdings, especially the antitrust campaign against Microsoft and the heightened scrutiny of mergers, such as the one involving MCI Communications Corp. and WorldCom, Inc.
        By and large, though, the environment appears promising. For example, by the end of the reporting period, there was evidence market performance had broadened somewhat, with mid-cap stocks slightly outperforming large-cap issues. Since approximately 23% of portfolio holdings are in the mid-cap sector, this is good news for the Fund.
        We believe we have positioned the Fund well by trying to balance higher-growth, lower-income securities with some slower-growth, higher-income positions. While the vast majority of portfolio holdings are growth-oriented equities, we have increased our holdings of convertibles, and we have a small position, just below 4% of assets, in short-term government securities to supplement the income stream.

Q.  AND FOR THE ECONOMY AND MARKETS IN GENERAL? WHAT'S YOUR OUTLOOK?

A. Most observers foresee stable interest rates, healthy economic growth, and continued contained inflation as global competition and lower energy costs offset the inflationary potential of tight labor markets. No one has identified a good reason for the seven-plus years of domestic economic expansion to end abruptly.
        However, most market participants would welcome some cooling off. One of the events most likely to trigger a halt in the market's prolonged rise would be an interest rate hike by the Federal Reserve Board (the Fed). Although the Fed left interest rates unchanged at its meeting shortly after the close of the reporting period, it has been hinting about its concern over rapid economic growth and the dramatic rise in equity values. An interest rate rise would be forestalled by evidence that the economy is growing a little less rapidly.

          See important fund and index disclosures inside front cover.

Long-Term Performance

THE AIM CHARTER FUND GROWTH STORY

AIM CHARTER FUND CLASS A SHARES VS. BENCHMARK INDEXES

The chart compares your Fund's Class A shares to indexes. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio. A market index, such as the S&P 500, is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up an index, you would incur expenses that would affect your investment's return. An index of funds, such as the Lipper Growth and Income Fund Index, includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

For periods ended 4/30/98, including sales charges

Class A Shares

Since inception (11/26/68)                14.18%
  20 Years                                17.20
  10 Years                                17.14
   5 Years                                17.00
   1 Year                                 26.71

Class B Shares

Since inception (6/15/95)                 22.73%
   1 Year                                 28.06

Class C Shares

Since Inception (8/4/97)                   8.97%*

*Total return is cumulative total return that has not been annualized.
================================================================================

GROWTH OF A $10,000 INVESTMENT: NOVEMBER 26, 1968-APRIL 30, 1998

----------------------------------------------------------------------------------------------------
                   AIM CHARTER FUND                                              LIPPER GROWTH &
                   CLASS A SHARES                     S&P 500                   INCOME FUND INDEX
----------------------------------------------------------------------------------------------------
                                                    (In Thousands)
11/26/68               9,446                           10,000                          10,000

4/69                   9,420                            9,818                           9,479

4/70                   7,230                            7,985                           7,638

4/71                   9,140                           10,556                           9,923

4/72                  12,871                           11,268                          10,469

4/73                  11,186                           11,515                           9,767

4/74                  10,702                           10,058                           9,023

4/75                  11,601                           10,215                           9,565

4/76                  13,902                           12,374                          11,594

4/77                  16,535                           12,476                          12,173

4/78                  19,521                           12,903                          12,828

4/79                  25,341                           14,287                          14,486

4/80                  33,864                           15,761                          16,150

4/81                  46,299                           20,683                          21,598

4/82                  44,675                           19,171                          20,616

4/83                  62,718                           28,555                          30,339

4/84                  56,584                           29,029                          30,545

4/85                  64,013                           34,146                          35,527

4/86                  84,852                           46,503                          48,039

4/87                 107,058                           58,842                          58,055

4/88                  95,921                           55,053                          55,965

4/89                 116,633                           67,593                          67,510

4/90                 133,780                           74,650                          71,146

4/91                 173,261                           87,764                          81,080

4/92                 199,916                          100,095                          91,810

4/93                 212,799                          109,320                         103,502

4/94                 221,415                          115,142                         111,222

4/95                 245,436                          135,197                         125,153

4/96                 317,362                          175,938                         159,002

4/97                 368,214                          220,117                         188,441

4/98                 495,298                          309,282                         254,164
====================================================================================================

Past performance is no guarantee of comparable future results.

Source: Towers Data Systems HYPO--Registered Trademark--; FundStation. Your Fund's total return includes sales charges, expenses, and management fees. The performance of Class B and C shares of the Fund will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

For Consideration

THE ROTH IRA: THE POWER TO KEEP MORE

Contribute After-Tax Dollars Now . . . So You Can Get Federally Tax-Free Savings Later

A new and potentially more powerful type of IRA--the Roth IRA--became available on January 1, 1998. What makes it more powerful? The Roth IRA gives you the opportunity to keep more of what you earn.
    Are you eligible to open a Roth IRA? The answer is yes if you or your spouse has earned income for the tax year for which you want to make the contribution, and your adjusted gross income is below $110,000 if you are a single tax filer, $160,000 if you file jointly.

TWO KEY ROTH IRA BENEFITS:
TAX-FREE AND PENALTY-FREE WITHDRAWALS

o Of earnings after five years. Earnings on your Roth IRA are federally tax-free if your Roth IRA account has been open for five years and you are at least 59 1/2 years old, or in the case of death or disability. You may also use up to $10,000 of your earnings to buy a first home (after five years).
o Of contributions at any time. For instance, if you make annual contributions of $2,000 for the next three years, you may take out up to $6,000 and use that money for any purpose.

HOW YOU MIGHT PUT BOTH BENEFITS TO WORK FOR YOU

Here's an example of how you may take full advantage of a Roth IRA. You are 39 1/2 years old. You contribute $2,000 after-tax annually in your Roth IRA every year for 20 years, earning an average annual return of 10%. After 20 years, your account has grown to $126,005. Now at age 59 1/2 you can begin taking withdrawals and pay no federal income tax or penalty on any of your $126,005. Or you can keep your money invested and take it out whenever you need it.

THE ROTH IRA: TO CONVERT OR NOT TO CONVERT

Can you convert your Traditional IRA to a Roth IRA? The answer is yes if you meet these requirements:
    You must pay taxes on the amount you convert. If you convert in 1998, you can spread your tax payments over the next four years. This four-year allowance will not be available after December 31, 1998.
    You cannot convert to a Roth IRA if you are married and file your tax return separately, or if your annual gross income is over $100,000.

SOME ROTH IRA CONVERSION GUIDELINES

If you can check most of these boxes, converting your Traditional IRA to a Roth IRA may make sense for you.

o You have assets outside your retirement savings with which you can easily afford to pay the taxes due when you convert.
o You have 10 years or more before you retire. The longer you invest tax-free, the more you benefit.
o Your tax rate will probably be higher in retirement than it is now. If so, you'll pay less taxes now to convert than you would pay at retirement if you withdrew from a traditional IRA.
o You plan to convert in 1998. On January 1, 1999, the ability to spread tax payments over four years disappears.
o You want to keep making contributions after age 70 1/2 and may wish to pass your IRA assets on to your heirs after your death.

The Roth IRA
Analyzer & Calculator at AIM's
Internet Web site--
www.aimfunds.com--
can help you determine
your IRA eligibility
status and whether it
makes sense for you to
convert an existing IRA
into a Roth IRA.

MAKE YOUR IRA CONVERSION DECISION A TRULY
INFORMED ONE

Talk to your financial consultant, who knows your specific needs and goals. You may also wish to talk with a tax adviser.

This discussion does not constitute tax advice. Your tax adviser can provide guidance concerning your particular situation.

SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE

COMMON STOCKS-75.58%

AUTO PARTS & EQUIPMENT-0.86%

Federal-Mogul Corp.                    300,000   $   19,406,250
---------------------------------------------------------------
Lear Corp.(a)                          500,000       26,781,250
---------------------------------------------------------------
                                                     46,187,500
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-3.48%

Banc One Corp.                         650,000       38,228,125
---------------------------------------------------------------
Bank of Montreal (Canada)              300,000       16,365,353
---------------------------------------------------------------
Mellon Bank Corp.                      350,000       25,200,000
---------------------------------------------------------------
Royal Bank of Canada (Canada)          267,000       15,946,987
---------------------------------------------------------------
Schweizerischer Bankverein
  (Switzerland)                         75,000       26,037,849
---------------------------------------------------------------
Union Bank of Switzerland
  (Switzerland)                         40,000       64,396,615
---------------------------------------------------------------
                                                    186,174,929
---------------------------------------------------------------

BANKS (MONEY CENTER)-4.26%

BankAmerica Corp.                      450,000       38,250,000
---------------------------------------------------------------
Chase Manhattan Corp. (The)          1,000,000      138,562,500
---------------------------------------------------------------
Citicorp                               340,000       51,170,000
---------------------------------------------------------------
                                                    227,982,500
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-2.12%

CBS Corp.                              800,000       28,500,000
---------------------------------------------------------------
Comcast Corp.-Class A                  800,000       28,650,000
---------------------------------------------------------------
Tele-Communications, Inc.(a)         1,750,000       56,437,500
---------------------------------------------------------------
                                                    113,587,500
---------------------------------------------------------------

CHEMICALS-0.30%

Rohm & Haas Co.                        150,000       16,171,875
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.35%

Monsanto Co.                           350,000       18,506,250
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.04%

Lucent Technologies, Inc.              400,000       30,450,000
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR (Sweden)                150,000        7,715,625
---------------------------------------------------------------
Tellabs, Inc.(a)                       250,000       17,718,750
---------------------------------------------------------------
                                                     55,884,375
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.84%

Compaq Computer Corp.                1,400,000       39,287,500
---------------------------------------------------------------
Hewlett-Packard Co.                    400,000       30,125,000
---------------------------------------------------------------
International Business Machines
  Corp.                                250,000       28,968,750
---------------------------------------------------------------
                                                     98,381,250
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.62%

Cisco Systems, Inc.(a)                 450,000       32,962,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE &
  SERVICES)-2.58%

Computer Associates
  International, Inc.                  350,000   $   20,496,875
---------------------------------------------------------------
Compuware Corp.(a)                     400,000       19,550,000
---------------------------------------------------------------
HBO & Co.                              300,000       17,943,750
---------------------------------------------------------------
Microsoft Corp.(a)                     700,000       63,087,500
---------------------------------------------------------------
Sterling Commerce, Inc.(a)             400,000       17,025,000
---------------------------------------------------------------
                                                    138,103,125
---------------------------------------------------------------

CONSUMER FINANCE-0.87%

Household International, Inc.          200,000       26,287,500
---------------------------------------------------------------
MBNA Corp.                             600,000       20,325,000
---------------------------------------------------------------
                                                     46,612,500
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-1.05%

Bergen Brunswig Corp.-Class A          600,000       27,225,000
---------------------------------------------------------------
Cardinal Health, Inc.                  300,000       28,875,000
---------------------------------------------------------------
                                                     56,100,000
---------------------------------------------------------------

ELECTRIC COMPANIES-0.98%

CINergy Corp.                          350,000       12,206,250
---------------------------------------------------------------
Edison International                   500,000       14,906,250
---------------------------------------------------------------
FPL Group, Inc.                        200,000       12,412,500
---------------------------------------------------------------
PG&E Corp.                             400,000       12,950,000
---------------------------------------------------------------
                                                     52,475,000
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.03%

General Electric Co.                   650,000       55,331,250
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.52%

General Motors Corp.-Class H(a)        500,000       27,625,000
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-1.51%

Intel Corp.                          1,000,000       80,812,500
---------------------------------------------------------------

ENTERTAINMENT-0.51%

Time Warner Inc.                       350,000       27,475,000
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.47%

Applied Materials, Inc.(a)             700,000       25,287,500
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-4.74%

American Express Co.                   400,000       40,800,000
---------------------------------------------------------------
Fannie Mae                           1,000,000       59,875,000
---------------------------------------------------------------
Freddie Mac                          1,300,000       60,206,250
---------------------------------------------------------------
MBIA, Inc.                             400,000       29,850,000
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                       800,000       63,100,000
---------------------------------------------------------------
                                                    253,831,250
---------------------------------------------------------------

HARDWARE & TOOLS-0.48%

Black & Decker Corp. (The)             500,000       25,812,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

HEALTH CARE (DIVERSIFIED)-4.61%

Abbott Laboratories                    350,000   $   25,593,750
---------------------------------------------------------------
American Home Products Corp.           600,000       55,875,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.               400,000       42,350,000
---------------------------------------------------------------
Johnson & Johnson                      400,000       28,550,000
---------------------------------------------------------------
Warner-Lambert Co.                     500,000       94,593,750
---------------------------------------------------------------
                                                    246,962,500
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-4.16%

Lilly (Eli) & Co.                      600,000       41,737,500
---------------------------------------------------------------
Merck & Co., Inc.                      500,000       60,250,000
---------------------------------------------------------------
Pfizer, Inc.                           800,000       91,050,000
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (United Kingdom)                     500,000       29,781,250
---------------------------------------------------------------
                                                    222,818,750
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-1.28%

Columbia/HCA Healthcare Corp.          800,000       26,350,000
---------------------------------------------------------------
Health Management Associates, Inc.-Class
  A(a)     500,000                                   15,750,000
---------------------------------------------------------------
Tenet Healthcare Corp.(a)              700,000       26,206,250
---------------------------------------------------------------
                                                     68,306,250
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.34%

HEALTHSOUTH Corp.(a)                   600,000       18,112,500
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.46%

Arterial Vascular Engineering,
  Inc.(a)                            1,200,000       42,450,000
---------------------------------------------------------------
Henry Schein, Inc.(a)                  450,000       17,550,000
---------------------------------------------------------------
Medtronic, Inc.                        350,000       18,418,750
---------------------------------------------------------------
                                                     78,418,750
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.45%

Omnicare, Inc.                         700,000       23,975,000
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-1.30%

Colgate-Palmolive Co.                  500,000       44,843,750
---------------------------------------------------------------
Procter & Gamble Co. (The)             300,000       24,656,250
---------------------------------------------------------------
                                                     69,500,000
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.36%

Provident Companies, Inc.              500,000       19,531,250
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.56%

Ace, Ltd.                              750,000       28,406,250
---------------------------------------------------------------
American International Group,
  Inc.                                 500,000       65,781,250
---------------------------------------------------------------
Travelers Group, Inc.                  700,000       42,831,250
---------------------------------------------------------------
                                                    137,018,750
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.99%

Allstate Corp. (The)                   550,000       52,937,500
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-0.82%

Merrill Lynch & Co., Inc.              500,000       43,875,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

INVESTMENT MANAGEMENT-0.89%

Franklin Resources, Inc.(b)            800,000   $   42,800,000
---------------------------------------------------------------
United Assets Management Corp.         178,200        4,722,300
---------------------------------------------------------------
                                                     47,522,300
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.30%

Brunswick Corp.                        500,000       16,250,000
---------------------------------------------------------------

LODGING-HOTELS-0.39%

Carnival Corp.-Class A                 300,000       20,868,750
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.03%

Hillenbrand Industries, Inc.           200,000       12,475,000
---------------------------------------------------------------
Textron, Inc.                          200,000       15,650,000
---------------------------------------------------------------
Tyco International Ltd.                500,000       27,250,000
---------------------------------------------------------------
                                                     55,375,000
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.23%

US Filter Corp.(a)                     371,000       12,103,875
---------------------------------------------------------------
NATURAL GAS-0.91%
El Paso Natural Gas Co.                800,000       29,550,000
---------------------------------------------------------------
Williams Companies, Inc. (The)         600,000       18,975,000
---------------------------------------------------------------
                                                     48,525,000
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-2.68%

BJ Services Co.(a)                     500,000       18,750,000
---------------------------------------------------------------
Dresser Industries, Inc.               550,000       29,081,250
---------------------------------------------------------------
Halliburton Co.                        550,000       30,250,000
---------------------------------------------------------------
Petroleum Geo-Services ASA-ADR
  (Norway)(a)                          250,000       16,437,500
---------------------------------------------------------------
Santa Fe International Corp.           400,000       15,675,000
---------------------------------------------------------------
Schlumberger Ltd.                      200,000       16,575,000
---------------------------------------------------------------
Transocean Offshore Inc.               300,000       16,762,500
---------------------------------------------------------------
                                                    143,531,250
---------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-2.34%

British Petroleum Co. PLC-ADR
  (United Kingdom)                     300,000       28,350,000
---------------------------------------------------------------
Elf Aquitaine S.A. (France)            200,000       12,987,500
---------------------------------------------------------------
Exxon Corp.                            600,000       43,762,500
---------------------------------------------------------------
Royal Dutch Petroleum Co.-New
  York Shares (Netherlands)            450,000       25,453,125
---------------------------------------------------------------
Total S.A. (France)                    250,000       14,687,500
---------------------------------------------------------------
                                                    125,240,625
---------------------------------------------------------------

PERSONAL CARE-0.54%

Gillette Co.                           250,000       28,859,375
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-1.06%

Xerox Corp.                            500,000       56,750,000
---------------------------------------------------------------

RAILROADS-0.29%

Kansas City Southern Industries,
  Inc.                                 347,000       15,680,063
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

REAL ESTATE INVESTMENT
  TRUST-2.88%

Boston Properties, Inc.                400,000   $   13,225,000
---------------------------------------------------------------
Crescent Real Estate Equities,
  Co.                                  500,000       17,062,500
---------------------------------------------------------------
Mack-Cali Realty Corp.                 400,000       15,025,000
---------------------------------------------------------------
Patriot American Hospitality,
  Inc.                               1,600,000       40,400,000
---------------------------------------------------------------
Starwood Hotels & Resorts            1,000,000       50,187,500
---------------------------------------------------------------
Vornado Realty Trust                   450,000       18,028,125
---------------------------------------------------------------
                                                    153,928,125
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.14%

CompUSA, Inc.(a)                       400,000        7,425,000
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.77%

Federated Department Stores,
  Inc.(a)                              400,000       19,675,000
---------------------------------------------------------------
J.C. Penney Co., Inc.                  350,000       24,871,875
---------------------------------------------------------------
Kohl's Corp.(a)                        500,000       20,656,250
---------------------------------------------------------------
Proffitt's, Inc.(a)                    750,000       29,812,500
---------------------------------------------------------------
                                                     95,015,625
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.39%

Walgreen Co.                           600,000       20,700,000
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-0.46%

Costco Companies, Inc.(a)              200,000       11,175,000
---------------------------------------------------------------
Fred Meyer, Inc.(a)                    300,000       13,462,500
---------------------------------------------------------------
                                                     24,637,500
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.52%

Washington Mutual, Inc.                400,000       28,025,000
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.73%

Service Corp. International          1,750,000       72,187,500
---------------------------------------------------------------
Stewart Enterprises, Inc.-Class A      800,000       20,600,000
---------------------------------------------------------------
                                                     92,787,500
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.32%

Ceridian Corp.(a)                      500,000       28,281,250
---------------------------------------------------------------
Equifax, Inc.                          500,000       19,343,750
---------------------------------------------------------------
Fiserv, Inc.(a)                        350,000       22,881,250
---------------------------------------------------------------
                                                     70,506,250
---------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.25%

Corrections Corp. of America(a)        491,600       13,641,900
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.39%

AT&T Corp.                             400,000       24,025,000
---------------------------------------------------------------
MCI Communications Corp.             1,000,000       50,312,500
---------------------------------------------------------------
                                                     74,337,500
---------------------------------------------------------------

TELEPHONE-2.06%

Bell Atlantic Corp.                    300,000       28,068,750
---------------------------------------------------------------
Cincinnati Bell, Inc.                  800,000       30,600,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TELEPHONE-(CONTINUED)

SBC Communications, Inc.             1,250,000   $   51,796,875
---------------------------------------------------------------
                                                    110,465,625
---------------------------------------------------------------

TOBACCO-4.07%

Philip Morris Companies, Inc.        5,350,000      199,621,875
---------------------------------------------------------------
RJR Nabisco Holdings Corp.             650,000       18,078,125
---------------------------------------------------------------
                                                    217,700,000
---------------------------------------------------------------
    Total Common Stocks (Cost
      $2,925,989,969)                             4,046,636,817
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT

CONVERTIBLE CORPORATE BONDS
& NOTES-9.36%

AIRLINES-0.38%

Continental Airlines,
  Conv. Sub. Notes, 6.75%,
  04/15/06                         $10,000,000       20,250,000
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.22%

Tower Automotive, Inc.,
  Conv. Sub. Notes, 5.00%,
  08/01/04                          10,000,000       11,975,000
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.62%

Brightpoint, Inc.,
  Conv. LYON, 4.00%,
  03/11/18(c)(d) (Acquired
  03/05/98; Cost $9,057,800)        20,000,000        9,325,000
---------------------------------------------------------------
Global Telesystems Group, Inc.,
  Conv. Sr. Sec. Sub. Notes,
  8.75%, 06/30/00                   10,000,000       23,900,000
---------------------------------------------------------------
                                                     33,225,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.80%

EMC Corp.,
  Conv. Sub. Notes, 3.25%,
  03/15/02                          20,000,000       42,770,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-0.81%

America Online, Inc.,
  Conv. Sub. Notes, 4.00%,
  11/15/02(c) (Acquired 02/10/98;
  Cost $15,619,768)                 12,500,000       21,103,125
---------------------------------------------------------------
Platinum Technology, Inc.,
  Conv. Sub. Notes, 6.25%,
  12/15/02(c) (Acquired
  12/11/97-01/12/98; Cost
  $9,961,125)                       10,000,000       10,250,000
---------------------------------------------------------------
Veritas Software Corp.,
  Conv. Sub. Notes, 5.25%,
  11/01/04(c) (Acquired 10/09/97;
  Cost $10,500,000)                 10,500,000       12,022,500
---------------------------------------------------------------
                                                     43,375,625
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.50%

SCI Systems, Inc.,
  Conv. Sub. Notes, 5.00%,
  05/01/06(c) (Acquired
  10/24/96-03/16/98; Cost
  $22,519,192)                      15,000,000       26,789,400
---------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.46%

Candescent Technology Corp.,
  Conv. Sr. Sub. Debs., 7.00%,
  05/01/03(c) (Acquired 04/17/98;
  Cost $25,000,000)                 25,000,000       25,000,000
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

ELECTRONICS
  (SEMICONDUCTORS)-0.27%

Analog Devices,
  Conv. Sub. Notes, 3.50%,
  12/01/00                         $ 7,500,000   $   14,261,400
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.16%

Lam Research Corp.,
  Conv. Unsec. Sub. Notes, 5.00%,
  09/01/02                          10,000,000        8,681,300
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.32%

Concentra Managed Care,
  Conv. Sub. Notes, 4.50%,
  03/15/03(c) (Acquired 03/11/98;
  Cost $17,000,000)                 17,000,000       16,932,510
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-1.00%

NCS Healthcare Inc.,
  Conv. Sub. Notes, 5.75%,
  08/15/04(c) (Acquired
  08/07/97-12/08/97; Cost
  $13,098,245)                      13,000,000       14,403,350
---------------------------------------------------------------
Omnicare, Inc.,
  Conv. Sub. Deb., 5.00%,
  12/01/07(c) (Acquired
  12/04/97-03/18/98; Cost
  $36,319,027)                      35,000,000       39,180,050
---------------------------------------------------------------
                                                     53,583,400
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.21%

Thermo Electron Corp.,
  Conv. Sub. Deb., 4.25%,
  01/01/03(c) (Acquired
  06/20/97-06/27/97; Cost
  $11,547,115)                      10,000,000       11,535,900
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.51%

Diamond Offshore Drilling, Inc.,
  Conv. Sub. Notes, 3.75%,
  02/15/07                          20,000,000       27,068,600
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-0.26%

Costco Companies, Inc.,
  Conv. Sub. Notes, 3.50%,
  08/19/17(d)                       20,000,000       13,837,600
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.46%
PETsMART Inc.,

  Conv. Sub. Notes, 6.75%,
  11/01/04(c) (Acquired
  03/13/98-04/06/98; Cost
  $6,630,033)                        5,000,000        7,550,000
---------------------------------------------------------------
Staples Inc.,
  Conv. Sub. Deb., 4.50%,
  10/01/00(c) (Acquired
  10/23/97-12/30/97; Cost
  $13,054,000)                      10,000,000       17,182,700
---------------------------------------------------------------
                                                     24,732,700
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.21%

Equity Corp. International,
  Conv. Sub. Deb., 4.50%,
  12/31/04(c) (Acquired
  02/19/98-02/20/98; Cost
  $10,005,625)                      10,000,000       11,021,900
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.20%

Affiliated Computer Services,
  Conv. Sub. Notes, 4.00%,
  03/15/05(c) (Acquired 03/17/98;
  Cost $10,004,125)                 10,000,000       10,535,900
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
SERVICES (EMPLOYMENT)-0.48%

Career Horizons, Inc.,
  Conv. Bonds, 7.00%, 11/01/02     $ 8,000,000   $   25,815,680
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.19%

Tel-Save Holdings, Inc.,
  Conv. Sub. Notes, 5.00%,
  12/15/04(c) (Acquired 12/05/97;
  Cost $10,000,000)                 10,000,000       10,210,700
---------------------------------------------------------------

WASTE MANAGEMENT-1.30%

Thermo Instrument System,
  Conv. Sub. Unsec. Notes, 4.00%,
  01/15/05                          10,000,000       10,420,400
---------------------------------------------------------------
United Waste Systems, Inc.,
  Conv. Sub. Notes, 4.50%,
  06/01/01                          17,500,000       28,825,475
---------------------------------------------------------------
USA Waste Services Inc.,
  Conv. Sub. Notes, 4.00%,
  02/01/02                          13,000,000       16,014,440
---------------------------------------------------------------
WMX Technologies,
  Conv. Sub. Notes, 2.00%,
  01/24/05                          15,000,000       14,418,750
---------------------------------------------------------------
                                                     69,679,065
---------------------------------------------------------------
    Total Convertible Corporate
      Bonds & Notes (Cost
      $427,672,496)                                 501,281,680
---------------------------------------------------------------

                                     SHARES
CONVERTIBLE PREFERRED STOCKS-9.32%

AIR FREIGHT-0.33%
CNF Trust I-$2.50 Conv. Pfd.           300,000       17,700,000
---------------------------------------------------------------

AIRLINES-0.47%

Continental Air Finance
  Trust-$4.25 Conv. Pfd.               200,000       24,899,200
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.18%

Nextlink Communications-$3.25
  Conv. Pfd.(c) (Acquired
  03/26/98; Cost $10,000,000)          200,000        9,500,000
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.76%

AES Trust I-$2.69 Conv. Pfd.           200,000       16,587,500
---------------------------------------------------------------
Federal-Mogul Financial
  Trust-$3.50 Conv.
  Pfd.(c)(Acquired 04/24/98; Cost
  $3,296,250)                           45,000        3,267,180
---------------------------------------------------------------
MGIC Investment Corp.-$3.12 Conv.
  Pfd.                                 200,000       21,000,000
---------------------------------------------------------------
                                                     40,854,680
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.49%

Medpartners Inc.-$1.44 Conv. Pfd.    2,000,000       26,375,000
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.12%

Conseco Inc.-$4.278 Conv. PRIDES       350,000       59,937,500
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.33%

Sealed Air Corp.-$2.00 Conv. Pfd.      275,000       17,462,500
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.27%

EVI, Inc.-$2.50 Conv. Pfd.             300,000       14,489,100
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.35%

Tosco Financing Trust-$2.88 Conv.
  Pfd.                                 300,000       18,562,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RAILROADS-0.49%

Union Pacific Capital
  Trust-$3.125 Conv.
  Pfd.(c)(Acquired
  03/27/98-04/02/98; Cost
  $25,245,408)                         500,000   $   26,423,000
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.45%

TJX Cos., Inc.-$7.00 Conv. Pfd.         50,000       23,909,100
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.15%

Cendant Corp.-$3.75 Conv. PRIDES     1,500,000       61,781,250
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.62%

AirTouch Communications,
  Inc.-$1.74 Conv. Pfd.                400,000       17,750,000
---------------------------------------------------------------
Nextel STRYPES Trust-$1.015 Conv.
  Pfd.                                 600,000       15,525,000
---------------------------------------------------------------
                                                     33,275,000
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.92%

Winstar Communications-$3.50
  Conv. Pfd.(c) (Acquired
  03/12/98; Cost $13,500,000)          270,000       13,972,500
---------------------------------------------------------------
WorldCom, Inc.-$2.68 Conv. Dep.
  Pfd.                                 600,000       88,912,500
---------------------------------------------------------------
                                                    102,885,000
---------------------------------------------------------------

TELEPHONE-0.39%

Salomon Smith Barney
  Holdings-$3.48 Conv. Pfd.            300,000       20,587,500
---------------------------------------------------------------
    Total Convertible Preferred
      Stocks (Cost $420,208,613)                    498,641,330
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT

U.S. TREASURY NOTES-3.94%

9.125%, 05/15/99                   $20,000,000       20,721,200
---------------------------------------------------------------
13.125%, 05/15/01                   40,000,000       48,326,800
---------------------------------------------------------------
13.375%, 08/15/01                   40,000,000       49,209,600
---------------------------------------------------------------
11.75%, 02/15/01                    80,000,000       92,619,200
---------------------------------------------------------------
    Total U.S. Treasury Notes
      (Cost $214,642,078)                           210,876,800
---------------------------------------------------------------
REPURCHASE AGREEMENT(e)-1.27%
Dean Witter Reynolds Inc., 5.55%,
  05/01/98(f) (Cost $67,927,729)    67,927,729       67,927,729
---------------------------------------------------------------
TOTAL INVESTMENTS-99.47%                          5,325,364,356
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.53%                                  28,599,981
---------------------------------------------------------------
NET ASSETS-100.00%                               $5,353,964,337
===============================================================

Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Deb.    - Debentures
Dep.    - Depositary
LYON    - Liquid Yield Option Notes
Pfd.    - Preferred
PRIDES  - Preferred Redemption Increase Dividend Equity Security
Sec.    - Secured
Sr.     - Senior
STRYPES - Structured Yield Product Exchangeable for Stock
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security
(b) A portion of these securities are subject to call options written. See note
    7.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with the procedures established by the Board of Directors. The aggregate market value of these securities at 04/30/98 was $296,205,715, which represented 5.53% of the Fund's net assets.
(d) Zero coupon bonds. Interest rate shown represents the rate of original issue discount.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily it ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor for its affiliates.
(f) Joint repurchase agreement entered into 04/30/98 with a maturing value of $300,046,250. Collateralized by $307,111,000 U.S. Government obligations, 0% to 9.40% due 06/10/98 to 09/26/19 with an aggregate market value at 04/30/98 of $306,000,308.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $4,056,440,885)                             $5,325,364,356
------------------------------------------------------------
Foreign currencies, at value (cost $873,554)         866,353
------------------------------------------------------------
Receivables for:
  Investments sold                                62,428,769
------------------------------------------------------------
  Capital stock sold                              21,344,795
------------------------------------------------------------
  Dividends and interest                          16,004,584
------------------------------------------------------------
Investment for deferred compensation plan             51,312
------------------------------------------------------------
Other assets                                         117,138
------------------------------------------------------------
      Total assets                             5,426,177,307
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           51,167,734
------------------------------------------------------------
  Options written                                    103,313
------------------------------------------------------------
  Capital stock reacquired                        15,034,918
------------------------------------------------------------
  Deferred compensation                               51,312
------------------------------------------------------------
Accrued advisory fees                              2,703,731
------------------------------------------------------------
Accrued administrative services fees                  11,958
------------------------------------------------------------
Accrued directors' fees                                2,671
------------------------------------------------------------
Accrued distribution fees                          2,113,478
------------------------------------------------------------
Accrued transfer agent fees                          686,374
------------------------------------------------------------
Accrued operating expenses                           337,481
------------------------------------------------------------
      Total liabilities                           72,212,970
------------------------------------------------------------
Net assets applicable to shares outstanding   $5,353,964,337
============================================================

NET ASSETS:

Class A                                       $3,909,503,754
============================================================
Class B                                       $1,376,994,727
============================================================
Class C                                       $   22,241,605
============================================================
Institutional Class                           $   45,224,251
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    284,909,041
============================================================
Class B:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    100,947,456
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      1,627,031
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      3,272,274
============================================================
Class A:
  Net asset value and redemption price per
    share                                     $        13.72
============================================================
  Offering price per share:
    (Net asset value of $13.72 divided
    by 94.50%)                                $        14.52
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        13.64
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        13.67
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                           $        13.82
============================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1998
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of $467,323 foreign
  withholding tax)                             $ 29,787,570
-----------------------------------------------------------
Interest                                         20,463,321
-----------------------------------------------------------
      Total investment income                    50,250,891
-----------------------------------------------------------

EXPENSES:

Advisory fees                                    15,306,678
-----------------------------------------------------------
Administrative services fees                         69,264
-----------------------------------------------------------
Custodian fees                                      202,841
-----------------------------------------------------------
Directors' fees                                      16,358
-----------------------------------------------------------
Distribution fees-Class A                         5,423,668
-----------------------------------------------------------
Distribution fees-Class B                         5,929,847
-----------------------------------------------------------
Distribution fees-Class C                            64,036
-----------------------------------------------------------
Interest (Note 1)                                   361,470
-----------------------------------------------------------
Transfer agent fees-Class A                       2,164,957
-----------------------------------------------------------
Transfer agent fees-Class B                       1,094,520
-----------------------------------------------------------
Transfer agent fees-Class C                          15,489
-----------------------------------------------------------
Transfer agent fees-Institutional Class              13,016
-----------------------------------------------------------
Other                                               606,545
-----------------------------------------------------------
      Total expenses                             31,268,689
-----------------------------------------------------------
Less:   Fees waived by advisor                     (359,115)
-----------------------------------------------------------
      Expenses paid indirectly                     (134,971)
-----------------------------------------------------------
      Net expenses                               30,774,603
-----------------------------------------------------------
Net investment income                            19,476,288
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         273,393,296
-----------------------------------------------------------
  Foreign currencies                                546,118
-----------------------------------------------------------
  Futures contracts                              (1,146,876)
-----------------------------------------------------------
  Option contracts                               (5,298,879)
-----------------------------------------------------------
                                                267,493,659
-----------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                         360,230,035
-----------------------------------------------------------
  Foreign currencies                                 29,136
-----------------------------------------------------------
  Futures contracts                               2,332,675
-----------------------------------------------------------
  Option contracts                               (3,558,113)
-----------------------------------------------------------
                                                359,033,733
-----------------------------------------------------------
  Net gain from investment securities,
    foreign currencies, futures and option
    contracts                                   626,527,392
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $646,003,680
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 1998 AND THE YEAR ENDED OCTOBER 31, 1997 (UNAUDITED)

                                                                APRIL 30,        OCTOBER 31,
                                                                   1998              1997
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $   19,476,288    $   25,716,155
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                     267,493,659       471,905,541
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts             359,033,733       453,826,181
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       646,003,680       951,447,877
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (11,381,512)      (29,364,689)
----------------------------------------------------------------------------------------------
  Class B                                                         (2,079,152)       (2,392,475)
----------------------------------------------------------------------------------------------
  Class C                                                            (26,906)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                               (163,482)         (438,502)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (346,484,609)     (162,219,599)
----------------------------------------------------------------------------------------------
  Class B                                                       (108,856,873)      (34,439,480)
----------------------------------------------------------------------------------------------
  Class C                                                           (819,962)           (2,594)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (3,989,466)       (1,797,486)
----------------------------------------------------------------------------------------------
Net equalization credits (See Note 1):
  Class A                                                                 --           292,768
----------------------------------------------------------------------------------------------
  Class B                                                                 --           189,770
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --             6,698
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        317,616,265       247,700,247
----------------------------------------------------------------------------------------------
  Class B                                                        276,113,979       397,291,935
----------------------------------------------------------------------------------------------
  Class C                                                         15,631,817         5,872,568
----------------------------------------------------------------------------------------------
  Institutional Class                                              3,534,392         4,247,713
----------------------------------------------------------------------------------------------
      Net increase in net assets                                 785,098,171     1,376,394,751
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          4,568,866,166     3,192,471,415
----------------------------------------------------------------------------------------------
  End of period                                               $5,353,964,337    $4,568,866,166
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $3,813,645,409    $3,199,855,109
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              7,827,370         2,895,981
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                    263,532,613       456,189,864
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   1,268,958,945       909,925,212
----------------------------------------------------------------------------------------------
                                                              $5,353,964,337    $4,568,866,166
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1998
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Charter Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital, with current income as a secondary objective.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
F. Equalization-The Fund previously followed the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares. Effective November 1, 1997, the Fund discontinued equalization accounting and reclassified the cumulative equalization credits of $893,847 from undistributed net investment income to paid-in capital. This change has no effect on the net assets, the results of operations or the net asset value per share of the Fund.
G. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
H. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed upon price at a future date. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
I. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
J. Covered Call Options-The fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. During the six months ended April 30, 1998, AIM waived fees of $359,115. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1998, AIM was reimbursed $69,264 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. On September 20, 1997, the Board of Directors approved appointment of AFS as transfer agent of the Institutional Class effective December 29, 1997. During the six months ended April 30, 1998, AFS was paid $1,914,769 with respect to the Class A, Class B, and Class C shares and for the period December 29, 1997 through April 30, 1998, AFS was paid $6,580 with respect to the Institutional Class. Prior to the effective date of the agreement with AFS, the Fund paid A I M Institutional Fund Services, Inc. $6,436 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Class for the period November 1, 1997 through December 28, 1997.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer, or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the six months ended April 30, 1998, the Class A, Class B and Class C shares paid AIM Distributors $5,423,668, $5,929,847, and $64,036, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,086,530 from sales of Class A shares of the Fund during the six months ended April 30, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1998, AIM Distributors received commissions of $77,611 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, and FMC.
  During the six months ended April 30, 1998, the Fund paid legal fees of $4,503 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $27,335 and $107,636, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $134,971 during the six months ended April 30, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BORROWINGS

Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements. The maximum amount outstanding during the period ended April 30, 1998 was $117,134,000 while borrowings averaged $12,801,586 per day with a weighted average interest rate of 5.62%.
  The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
  Effective May 1, 1998, the Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by the prospectus for borrowings.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1998 was $3,682,213,016 and $3,633,872,643, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1998, on a tax basis, is as follows:

Aggregate unrealized appreciation
  of investment securities                      $1,314,067,633
--------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (47,200,261)
--------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    $1,266,867,372
==============================================================

Cost of investments for tax purposes is $4,058,496,984.

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 1998 are summarized as follows:

                                        CALL OPTION CONTRACTS
                                      -------------------------
                                       NUMBER
                                         OF          PREMIUMS
                                      CONTRACTS      RECEIVED
                                      ---------     -----------
Beginning of Period                      26,305     $ 5,836,484
---------------------------------------------------------------
Written                                 123,191      33,079,461
---------------------------------------------------------------
Closed                                  (99,024)    (29,168,778)
---------------------------------------------------------------
Exercised                               (19,505)     (4,755,550)
---------------------------------------------------------------
Expired                                 (29,882)     (4,881,966)
---------------------------------------------------------------
End of period                             1,085     $   109,651
===============================================================

Open call option contracts written at April 30, 1998 were as follows:

                                                                        APRIL 30,
                                                  NUMBER                  1998
                          CONTRACT      STRIKE      OF       PREMIUM     MARKET       UNREALIZED
        ISSUE              MONTH        PRICE    CONTRACTS   RECEIVED     VALUE      APPRECIATION
        -----             --------      ------   ---------   --------   ---------    ------------
Franklin Resources,
  Inc.                      May          $55          85     $ 12,494   $  9,563        $2,931
--------------------------------------------------------------------------------------------------
Franklin Resources,
  Inc.                      Jun           60       1,000       97,157     93,750         3,407
==================================================================================================
                                                             $109,651   $103,313        $6,338
==================================================================================================

NOTE 8-PUT OPTIONS PURCHASED

Transactions in put options purchased during the six months ended April 30, 1998 are summarized as follows:

                                        PUT OPTION CONTRACTS
                                      -------------------------
                                       NUMBER
                                         OF          PREMIUMS
                                      CONTRACTS        PAID
                                      ---------     -----------
Beginning of Period                          --              --
---------------------------------------------------------------
Purchased                                19,775     $ 4,062,444
---------------------------------------------------------------
Exercised                               (17,275)     (3,288,169)
---------------------------------------------------------------
Expired                                  (2,500)       (774,275)
---------------------------------------------------------------
End of period                                 0     $         0
===============================================================

NOTE 9-CAPITAL STOCK

Changes in the capital stock outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 were as follows:

                                APRIL 30,                    OCTOBER 31,
                                   1998                          1997
                       ----------------------------   --------------------------
                          SHARES          AMOUNT        SHARES         AMOUNT
                       -------------   ------------   -----------   ------------
Sold
  Class A                 32,723,258   $427,839,084    64,563,425   $804,527,781
--------------------------------------------------------------------------------
  Class B                 18,612,364    241,441,200    37,105,082    454,511,843
--------------------------------------------------------------------------------
  Class C*                 1,219,147     15,914,024       437,883      6,069,012
--------------------------------------------------------------------------------
  Institutional Class        329,502      4,363,215       600,091      7,589,130
--------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                 28,113,951    339,788,931    16,507,011    181,612,880
--------------------------------------------------------------------------------
  Class B                  8,740,085    105,063,329     3,210,439     35,080,359
--------------------------------------------------------------------------------
  Class C*                    65,694        792,008           159          2,155
--------------------------------------------------------------------------------
  Institutional Class        330,212      4,020,658       193,613      2,149,460
--------------------------------------------------------------------------------
Reacquired:
  Class A                (34,428,834)  (450,011,750)  (59,039,148)  (738,440,414)
--------------------------------------------------------------------------------
  Class B                 (5,400,180)   (70,390,550)   (7,456,466)   (92,300,267)
--------------------------------------------------------------------------------
  Class C*                   (81,223)    (1,074,215)      (14,629)      (198,599)
--------------------------------------------------------------------------------
  Institutional Class       (368,780)    (4,849,481)     (445,517)    (5,490,877)
--------------------------------------------------------------------------------
                          49,856,195   $612,896,453    55,661,943   $655,112,463
================================================================================

* Class C commenced sales on August 4, 1997.

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended April 30, 1998 and each of the years in the five-year period ended October 31, 1997, for a share of Class B capital stock outstanding during the six months ended April 30, 1998, each of the years in the two-year period ended October 31, 1997 and the period June 26, 1995 (date sales commenced) through October 31, 1995, and for a share of Class C capital stock outstanding during the six months ended April 30, 1998 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                    CLASS A
                                               ----------------------------------------------------------------------------------
                                                                                          OCTOBER 31,
                                               APRIL 30,       ------------------------------------------------------------------
                                                  1998            1997          1996          1995          1994          1993
                                               ----------      ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period           $    13.41      $    11.19    $    10.63    $     8.90    $     9.46    $     8.36
---------------------------------------------  ----------      ----------    ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income                              0.06            0.10          0.19          0.15          0.21          0.17
---------------------------------------------  ----------      ----------    ----------    ----------    ----------    ----------
  Net gains (losses) on securities (both
    realized and unrealized)                         1.63            2.91          1.43          2.11         (0.45)         1.22
---------------------------------------------  ----------      ----------    ----------    ----------    ----------    ----------
    Total from investment operations                 1.69            3.01          1.62          2.26         (0.24)         1.39
---------------------------------------------  ----------      ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income              (0.04)          (0.12)        (0.16)        (0.20)        (0.16)        (0.29)
---------------------------------------------  ----------      ----------    ----------    ----------    ----------    ----------
  Distributions from net realized gains             (1.34)          (0.67)        (0.90)        (0.33)        (0.16)           --
---------------------------------------------  ----------      ----------    ----------    ----------    ----------    ----------
    Total distributions                             (1.38)          (0.79)        (1.06)        (0.53)        (0.32)        (0.29)
---------------------------------------------  ----------      ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                 $    13.72      $    13.41    $    11.19    $    10.63    $     8.90    $     9.46
=============================================  ==========      ==========    ==========    ==========    ==========    ==========
Total return(a)                                     14.01%          28.57%        16.70%        27.03%        (2.55)%       16.92%
=============================================  ==========      ==========    ==========    ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $3,909,504      $3,466,912    $2,647,208    $1,974,417    $1,579,074    $1,690,482
=============================================  ==========      ==========    ==========    ==========    ==========    ==========
Ratio of expenses (exclusive of interest) to
  average net assets(b)                              1.08%(c)(d)     1.09%         1.12%         1.17%         1.17%         1.17%
=============================================  ==========      ==========    ==========    ==========    ==========    ==========
Ratio of net investment income to average net
  assets(e)                                          0.99%(c)        0.79%         1.81%         1.55%         2.32%         1.89%
=============================================  ==========      ==========    ==========    ==========    ==========    ==========
Portfolio turnover rate                                74%            170%          164%          161%          126%          144%
=============================================  ==========      ==========    ==========    ==========    ==========    ==========
Average brokerage commission rate(f)           $   0.0601      $   0.0615    $   0.0638           N/A           N/A           N/A
=============================================  ==========      ==========    ==========    ==========    ==========    ==========
Borrowings for the period:
Amount of debt outstanding at end of period
  (000s omitted)                                       --              --            --            --            --            --
=============================================  ==========      ==========    ==========    ==========    ==========    ==========
Average amount of debt outstanding during the
  period (000s omitted)(g)                     $    9,531              --            --            --            --            --
=============================================  ==========      ==========    ==========    ==========    ==========    ==========
Average number of shares outstanding during
  the period (000s omitted)(g)                    278,737              --            --            --            --            --
=============================================  ==========      ==========    ==========    ==========    ==========    ==========
Average amount of debt per share during the
  period                                       $   0.0340              --            --            --            --            --
=============================================  ==========      ==========    ==========    ==========    ==========    ==========

(a) Does not deduct sales charges and are not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.09% (annualized) and 1.10% for 1998-1997.
(c) Ratios are annualized and based on average net assets of $3,645,743,696.
(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been 1.07% (annualized).
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.98% (annualized) and 0.78% for 1998-1997.
(f) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.
(g) Averages computed on a daily basis.

                                                                     CLASS B                                    CLASS C
                                                -------------------------------------------------      --------------------------
                                                                           OCTOBER 31,
                                                APRIL 30,       ---------------------------------      APRIL 30,      OCTOBER 31,
                                                   1998            1997         1996       1995          1998            1997
                                                ----------      ----------    --------    -------      ---------      -----------
Net asset value, beginning of period            $    13.37      $    11.18    $  10.62    $  9.81       $ 13.39         $ 13.86
----------------------------------------------  ----------      ----------    --------    -------       -------         -------
Income from investment operations:
  Net investment income                               0.01(a)         0.01        0.10       0.03          0.01(a)           --
----------------------------------------------  ----------      ----------    --------    -------       -------         -------
  Net gains on securities (both realized and
    unrealized)                                       1.62            2.89        1.45       0.80          1.63           (0.45)
----------------------------------------------  ----------      ----------    --------    -------       -------         -------
    Total from investment operations                  1.63            2.90        1.55       0.83          1.64           (0.45)
----------------------------------------------  ----------      ----------    --------    -------       -------         -------
Less distributions:
  Dividends from net investment income               (0.02)          (0.04)      (0.09)     (0.02)        (0.02)             --
----------------------------------------------  ----------      ----------    --------    -------       -------         -------
  Distributions from net realized gains              (1.34)          (0.67)      (0.90)        --         (1.34)          (0.02)
----------------------------------------------  ----------      ----------    --------    -------       -------         -------
    Total distributions                              (1.36)          (0.71)      (0.99)     (0.02)        (1.36)          (0.02)
----------------------------------------------  ----------      ----------    --------    -------       -------         -------
Net asset value, end of period                  $    13.64      $    13.37    $  11.18    $ 10.62       $ 13.67         $ 13.39
==============================================  ==========      ==========    ========    =======       =======         =======
Total return(b)                                      13.58%          27.54%      15.90%      8.48%        13.64%          (3.24)%
==============================================  ==========      ==========    ========    =======       =======         =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $1,376,995      $1,056,094    $515,672    $67,592       $22,242         $ 5,669
==============================================  ==========      ==========    ========    =======       =======         =======
Ratio of expenses to average net assets(c)            1.83%(d)(e)     1.85%       1.94%      1.98%(g)      1.83%(d)(e)     1.82%(g)
==============================================  ==========      ==========    ========    =======       =======         =======
Ratio of net investment income to average net
  assets(f)                                           0.24%(d)        0.03%       0.99%      0.74%(g)      0.24%(d)        0.06%(g)
==============================================  ==========      ==========    ========    =======       =======         =======
Portfolio turnover rate                                 74%            170%        164%       161%           74%            170%
==============================================  ==========      ==========    ========    =======       =======         =======
Average brokerage commission rate(h)            $   0.0601      $   0.0615    $ 0.0638        N/A       $0.0601         $0.0615
==============================================  ==========      ==========    ========    =======       =======         =======
Borrowings for the period:
Amount of debt outstanding at end of period
  (000s omitted)                                        --              --          --         --            --              --
==============================================  ==========      ==========    ========    =======       =======         =======
Average amount of debt outstanding during the
  period (000s omitted)(i)                      $    3,126              --          --         --       $    34              --
==============================================  ==========      ==========    ========    =======       =======         =======
Average number of shares outstanding during
  the period (000s omitted)(i)                      91,829              --          --         --           985              --
==============================================  ==========      ==========    ========    =======       =======         =======
Average amount of debt per share during the
  period                                        $   0.0340              --          --         --       $0.0340              --
==============================================  ==========      ==========    ========    =======       =======         =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and are not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.85% (annualized) and 1.86% for 1998-1997 for Class B and 1.85% (annualized) and 1.83% (annualized) for 1998-1997 for Class C.
(d) Ratios are annualized and based on average net assets of $1,195,797,973 and $12,913,355 for Class B and Class C, respectively.
(e) Ratios include indirectly paid expenses. Excluding indirectly paid expenses, the ratios of expenses to average net assets would have been 1.82% (annualized) and 1.82% (annualized) for Class B and Class C, respectively.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.22% (annualized) and 0.02% for 1998-1997 for Class B and 0.22% (annualized) and 0.04% (annualized) for 1998-1997 for Class C.
(g) Annualized.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold.
(i) Averages computed on a daily basis.

                                                            Directors & Officers


BOARD OF DIRECTORS                                OFFICERS                                     OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                             11 Greenway Plaza
Chairman                                          Chairman                                     Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                               A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Treasurer          11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                Carol F. Relihan                             Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                                   SUB-ADVISOR
Director                                          Gary T. Crum
Cortland Trust Inc.                               Senior Vice President                        A I M Capital Management, Inc.
                                                                                               11 Greenway Plaza
Edward K. Dunn Jr.                                Jonathan C. Schoolar                         Suite 100
Chairman, Mercantile Mortgage Corp.;              Senior Vice President                        Houston, TX 77046
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and          Dana R. Sutton                               TRANSFER AGENT
President, Mercantile Bankshares                  Vice President and Assistant Treasurer
                                                                                               A I M Fund Services, Inc.
Jack Fields                                       Melville B. Cox                              P.O. Box 4739
Chief Executive Officer                           Vice President                               Houston, TX 77210-4739
Texana Global, Inc.;
Formerly Member                                   Renee A. Bamford                             CUSTODIAN
of the U.S. House of Representatives              Assistant Secretary
                                                                                               State Street Bank and Trust Company
Carl Frischling                                   P. Michelle Grace                            225 Franklin Street
Partner                                           Assistant Secretary                          Boston, MA 02110
Kramer, Levin, Naftalis & Frankel
                                                  Jeffrey H. Kupor                             COUNSEL TO THE FUND
Robert H. Graham                                  Assistant Secretary
President and Chief Executive Officer                                                          Ballard Spahr
A I M Management Group Inc.                       Nancy L. Martin                              Andrews & Ingersoll, LLP
                                                  Assistant Secretary                          1735 Market Street
John F. Kroeger                                                                                Philadelphia, PA 19103
Formerly Consultant                               Ofelia M. Mayo
Wendell & Stockel Associates, Inc.                Assistant Secretary                          COUNSEL TO THE DIRECTORS

Lewis F. Pennock                                  Lisa A. Moss                                 Kramer, Levin, Naftalis & Frankel
Attorney                                          Assistant Secretary                          919 Third Avenue
                                                                                               New York, NY 10022
Ian W. Robinson                                   Kathleen J. Pflueger
Consultant; Formerly Executive                    Assistant Secretary                          DISTRIBUTOR
Vice President and
Chief Financial Officer                           Samuel D. Sirko                              A I M Distributors, Inc.
Bell Atlantic Management                          Assistant Secretary                          11 Greenway Plaza
Services, Inc.                                                                                 Suite 100
                                                  Stephen I. Winer                             Houston, TX 77046
Louis S. Sklar                                    Assistant Secretary
Executive Vice President
Hines Interests                                   Mary J. Benson
Limited Partnership                               Assistant Treasurer

                       ----------------------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                               for 24-hour-a-day

                              account information.

                       ----------------------------------

                             HOW AIM MAKES INVESTING
                                  EASY FOR YOU

o   LOW INITIAL INVESTMENT. You can get your investment program started for as
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o   AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may
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o   AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly
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o   EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of
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o   RETIREMENT PLANS. You may purchase shares of the fund for your Individual
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o   TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at
    800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Asian Growth Fund
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM European Development Fund
                                                                       AIM Global Aggressive Growth Fund

                 [PHOTO OF                                             GROWTH OF CAPITAL
              11 GREENWAY PLAZA                                        AIM Advisor International Value Fund
               APPEARS HERE]                                           AIM Blue Chip Fund
                                                                       AIM Global Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Select Growth Fund**
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
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                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM High Income Municipal Fund
                                                                       AIM Municipal Bond Fund
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                                                                       AIM Tax-Free Intermediate Fund

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund
A I M Management Group Inc. has provided leadership in the             AIM Limited Maturity Treasury Fund
mutual fund industry since 1976 and managed approximately              AIM Money Market Fund
$89 billion in assets for more than 4.4 million shareholders,          AIM Tax-Exempt Cash Fund
including individual investors, corporate clients, and financial
institutions as of March 31, 1998. The AIM Family of                   *AIM Aggressive Growth Fund was closed to new investors on
Funds--Registered Trademark-- is distributed nationwide, and           June 5, 1997.  ** On May 1, 1998 AIM Growth Fund was renamed
AIM today ranks among the nation's top 15 mutual fund                  AIM Select Growth Fund. For more complete information
companies in assets under management, according to Lipper              about any AIM Fund(s), including sales charges and expenses,
Analytical Services, Inc.                                              ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully
                                                                       before you invest or send money.


                                                                           INVEST WITH DISCIPLINE-SM-







